                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (date of earliest event reported)      August 14, 1995


                               EMCOR Group, Inc.
             (Exact name of registrant as specified in its charter)



               Delaware             0-2315             11-2125338
        ................................................................
           (State or other        (Commission       (I.R.S. Employer
            jurisdiction          File Number)     Identification No.)
          of incorporation)



             101 Merritt Seven Corporate Park, Norwalk, CT  06851
             (Address of principal executive offices)  (Zip Code)



Registrants telephone number, including area code   (203) 849-7800



                                      N/A
       ................................................................
        (Former name or former address, if changed since last report.)

ITEM 5:  OTHER EVENTS

Without acknowledging it is of importance to security holders, the following financial statements of Dyn Specialty Contracting, Inc. ("Dyn") and its subsidiaries are provided for informational purposes only (Dyn is a wholly owned subsidiary of EMCOR, Group Inc.).

DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET
(In Thousands)
-------------------------------------------------------------------------------

June 30, 1995 (Unaudited)
-------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                     $  8,331
  Accounts receivable, net                                        71,611
  Costs and estimated earnings in excess of billings
   on uncompleted contracts                                       16,908
  Inventories                                                        710
  Prepaid expenses                                                   624
                                                                --------
    Total current assets                                          98,184

PROPERTY, PLANT, AND EQUIPMENT - Net                               2,915

OTHER ASSETS                                                       3,750
                                                                --------
TOTAL ASSETS                                                    $104,849
                                                                ========

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Current maturities of long-term liabilities
   and capital lease obligations                                $  1,090
  Accounts payable                                                24,416
  Current portion of related parties accounts
   payable                                                         4,250
  Billings in excess of costs and estimated
   earnings on uncompleted contracts                              25,637
  Accrued payroll and benefits                                     6,917
  Other accrued expenses and liabilities                           7,437
                                                                --------
    Total current liabilities                                     69,747

CAPITAL LEASE OBLIGATIONS                                             22

LONG-TERM LIABILITIES                                              3,371

LONG-TERM LIABILITIES- RELATED PARTIES                             3,752
                                                                --------
    Total liabilities                                             76,892
                                                                --------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
  Common stock, $1 par value, 100 shares
   authorized, issued, and outstanding                                 1
  Additional paid-in capital and retained
   earnings                                                       27,956
                                                                --------
    Total stockholder's equity                                    27,957
                                                                --------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                      $104,849
                                                                ========

See notes to condensed consolidated financial statements.

DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In Thousands)
-----------------------------------------------------------------------

Three Months Ended June 30, 1995 (Unaudited)
-----------------------------------------------------------------------

CONSTRUCTION REVENUES                                   $ 71,393

COSTS AND EXPENSES:
 Cost of construction                                     65,146
 Selling, general and administrative                       6,430
                                                        --------
                                                          71,576

OPERATING LOSS                                              (183)

OTHER EXPENSES:
 Interest expense, net                                        98
 Management fee - related party                              722
 Net asset charge - related party                            948
                                                        --------

NET LOSS                                               ($  1,951)
                                                        ========

See notes to condensed consolidated financial statements.

DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In Thousands)
-----------------------------------------------------------------------

Six Months Ended June 30, 1995 (Unaudited)
-----------------------------------------------------------------------

CONSTRUCTION REVENUES                                   $145,179

COSTS AND EXPENSES:
 Cost of construction                                    132,908
 Selling, general and administrative                      13,066
                                                        --------
                                                         145,974

OPERATING LOSS                                              (795)

OTHER EXPENSES:
 Interest expense, net                                       218
 Management fee - related party                            1,439
 Net asset charge - related party                          2,078
                                                        --------

NET LOSS                                                 ($4,530)
                                                        ========

See notes to condensed consolidated financial statements.

DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
(In Thousands)
----------------------------------------------------------------------------

Six Months Ended June 30, 1995 (Unaudited)
----------------------------------------------------------------------------

                                                      Additional
                                                       Paid-In
                                                       Capital
                                                         and
                                        Common         Retained
                                         Stock         Earnings        Total
                                        ------         --------       ------
BALANCE, DECEMBER 31, 1994                  $1          $32,486       $32,487

 Net loss                                    -           (4,530)       (4,530)
                                        ------         --------       -------
BALANCE, JUNE 30, 1995                      $1          $27,956       $27,957
                                        ------         --------       -------

See notes to condensed consolidated financial statements.

DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In Thousands)
----------------------------------------------------------------------------

Six Months Ended June 30, 1995 (Unaudited)
----------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                       ($4,530)
 Non-cash expenses                                                  647
 Changes in operating assets and liabilities                      1,488
                                                                -------

     Net cash used in operating activities                       (2,395)
                                                                -------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from sales of property, plant, and equipment               29
 Purchases of property, plant, and equipment                       (316)
                                                                -------

     Net cash used in investing activities                         (287)
                                                                -------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Repayments of borrowings under working capital credit line      (5,000)
 Repayments of long-term liabilities and capital lease
  obligations                                                       (48)
                                                                -------

     Net cash used in financing activities                       (5,048)
                                                                -------

DECREASE IN CASH AND CASH EQUIVALENTS                            (7,730)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                   16,061
                                                                -------

CASH AND CASH EQUIVALENTS, END OF PERIOD                        $ 8,331
                                                                =======

SUPPLEMENTAL CASH FLOW INFORMATION:
 Cash paid for interest                                         $   453
                                                                =======

See notes to condensed consolidated financial statements.

DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES


NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
----------------------------------------------------------------

NOTE A, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
      ACCOUNTING POLICIES

Organization and Principles of Consolidation - Dyn Specialty Contracting, Inc. (the "Company") is a wholly owned subsidiary of EMCOR Group, Inc. (formerly JWP Inc.). JWP Inc. emerged from Chapter 11 of the United States Bankruptcy Code on December 15, 1994 and changed its name to EMCOR Group, Inc. ("EMCOR").

The Company and its subsidiaries specialize in the design, distribution, integration, installation, and maintenance of complex electrical systems. Services are provided to a broad range of commercial, industrial, and institutional customers throughout the United States.

The condensed consolidated financial statements include the accounts of the Company and its subsidiaries. The Company's subsidiaries consist of the following legal entities: Dynalectric Company; Dynalectric Company of Nevada; Contra Costa Electric, Inc.; B&B Contracting and Supply Company; and KDC Inc., (formerly JWP Systems/Kirkwood Electric Co., Inc.). Significant intercompany accounts and transactions have been eliminated.

Revenue Recognition - Revenues on long-term contracts are recognized on the percentage-of-completion method. Percentage of completion is measured principally by the percentage of labor costs incurred and accrued to date for each contract to the estimated total labor costs for such contract, while percentage of completion on other contracts is measured by the percentage of costs incurred and accrued to date for each contract to the estimated total cost of completion of each such contract. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in contract performance and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Inventories - Inventories, which consist primarily of construction materials, are stated at the lower of cost or market. Cost is determined principally by using average costs.

Property, Plant and Equipment - Property, plant, and equipment is stated at cost. Depreciation and amortization are provided using accelerated and straight-line methods over estimated useful lives.

Cash Equivalents - For purposes of the condensed consolidated statement of cash flows, the Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

Other - The bonding company that was the source of surety bonds for the Company and its subsidiaries terminated its surety business as of January 1994. As a result, these corporations were without any surety bonding facilities for most of 1994. In November 1994 the Company entered into an arrangement with a new surety bonding company to provide surety bonds for the Company and its subsidiaries. The absence of available surety bonding for the Company and its subsidiaries for most of 1994 resulted in a significant reduction in their backlog. The new surety bonding arrangement has allowed the Company and its subsidiaries to obtain new contracts thereby increasing backlog.

NOTE B, DEBT

Credit Agreement - On December 14, 1994, EMCOR and the Company and its subsidiaries entered into a credit agreement (the "Dyn Credit Agreement") with a group of lenders. The Dyn Credit Agreement provides the Company with a secured revolving loan facility in the maximum aggregate principal amount of $10,000,000. Borrowings under the Dyn Credit Agreement bear interest at the rate of 15% per annum. The Dyn Credit Agreement requires quarterly commitment fee payments of $100,000. The Dyn Credit Agreement terminates on June 14, 1996. There were no borrowings outstanding under the Dyn Credit Agreement at June 30, 1995.

Borrowings under the Dyn Credit Agreement are secured, among other things, by substantially all of the assets of the Company and its subsidiaries and the capital stock of the Company and its subsidiaries.

The Dyn Credit Agreement requires the Company and its subsidiaries to follow certain procedures with regard to deposits in and transfers from its various bank accounts. The agreement contains certain covenants, the most restrictive of which require the Company to maintain minimum levels of backlog during the term of the Dyn Credit Agreement and to limit aggregate losses from operations.

Long-Term Debt - In connection with the purchase in 1988 by a subsidiary of the Company of certain assets, the subsidiary incurred a contingent obligation to a bank evidenced by a note (the "Contingent Note") in a maximum amount of $988,112. The Contingent Note is noninterest-bearing and is payable in annual installments, based upon the level of the subsidiary's annual pre-tax earnings. The Contingent Note expires March 31, 1996. No amounts have been paid in respect of the Contingent Note. The total amount of the Contingent Note is shown as a current liability at June 30, 1995 in the accompanying condensed consolidated balance sheet.

NOTE C, INCOME TAXES

EMCOR and its domestic subsidiaries, including the Company, file a consolidated Federal income tax return. The Company has substantial net operating loss carry-forwards ("NOL") and therefore no income tax provision has been provided for in the accompanying condensed consolidated statements of operations for the three or six month periods ended June 30, 1995.

NOTE D, RELATED PARTY TRANSACTIONS

The principal insurance coverage for the Company and its subsidiaries is provided under plans administered by EMCOR. Additionally, EMCOR charges the Company and its subsidiaries an assessment for the capital used in its operations, a management fee, and an allocation for income taxes (see Note C). The balance due to EMCOR represents the cumulative unpaid amount of charges for insurance, cost of capital, management fees, and taxes.

Other balances due to and from affiliates of EMCOR represent amounts owed by or due to the Company as a result of goods and services purchased or sold. Total revenues from related parties were approximately $0 and $23,000 for the three and six month periods ended June 30, 1995, respectively.

NOTE E, STOCKHOLDER'S EQUITY

The Company's condensed consolidated financial statements have not been reported upon separately before 1994. Prior to 1994, the Company's consendsed consolidated financial statements were only included in the condensed consolidated financial statements of EMCOR, its parent. As a result, the Company does not have available a breakdown between the various components of stockholder's equity. Accordingly, the Company has combined the balances of additional paid-in capital and retained earnings on the accompanying condensed consolidated balance sheet and condensed consolidated statement of stockholder's equity.

NOTE F, LEGAL PROCEEDINGS

The Company's subsidiary, Dynalectric Company, is a defendant in an action entitled Computran v. Dynalectric, et al., pending in the Superior Court of New
         ---------------------------------
Jersey, Bergen County, arising out of its participation in a joint venture in 1985. The plaintiff, Computran, a participant in and a subcontractor to the joint venture, alleges that Dynalectric Company wrongfully terminated it from the subcontract, fraudulently diverted funds due to Computran, misappropriated its trade secrets and proprietary information, fraudulently induced it to enter into the joint venture, and conspired with other defendants to commit acts in violation of the New Jersey Racketeering Influence and Corrupt Organization Act. The Company believes that Computran's claims are without merit and Dynalectric Company is defending this matter vigorously. Dynalectric Company has filed counter claims against Computran. Discovery is ongoing; no trial date has been scheduled.

The Company and its subsidiaries are also involved in other legal proceedings and claims that have arisen in the ordinary course of business.

The Company and its subsidiaries believe they have a number of valid defenses to these actions and intends to vigorously defend itself in these matters. The management of the Company does not believe that a significant liability will result. However, the Company cannot predict the outcome of these actions or the impact, if any, that the ultimate resolution of such matters will have upon the Company's financial position or results of operations.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMCOR Group, Inc.



August 14, 1995                         By       s/ Frank T. MacInnis
                                           ----------------------------------
                                           Frank T. MacInnis, Chairman of the
                                           Board, President and Chief Executive
                                           Officer